                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                     FORM 8-K/A-1

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): January 22, 1998



                             INTERNATIONAL CUTLERLY, LTD.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


   Delaware                         1-13982                        13-3796781
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                    (IRS Employer
  of Incorporation)                 File Number)                    Identification
                                                                    Number)

      127 West 25th Street, New York, New York                     10011
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                    (Zip Code)

          Registrant's telephone number, including area code: (212) 924-7300


                                         N/A
--------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a) On January 22, 1998, International Cutlery, Ltd. (the "Registrant") appointed the accounting firm of BDO Seidman, LLP of New York, New York as independent accountants for fiscal 1998 to replace Rothstein Kass & Company P.C. of Roseland, New Jersey, who were dismissed effective with such appointment. The Registrant's Board of Directors approved the change in accountants.

          (b) During the two most recent fiscal years and subsequent interim period through January 22, 1998, there have been no disagreements with Rothstein Kass & Company P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any other reportable events.

          (c) Rothstein Kass & Company P.C.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that a going concern opinion was included in the opinion for the financial statements for the year ended April 26, 1997.

          (d) The Registrant has provided Rothstein Kass & Company P.C. with a copy of this disclosure, and requested that Rothstein Kass & Company furnish a letter to the Commission stating whether it agrees with the above statements. (A copy of that letter is filed as Exhibit 1 to this Form 8-K/A-1).

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL CUTLERY, LTD.




                                   By: /s/ Joel J. Silver
                                       ------------------------------------
                                         Joel J. Silver
                                         President and Chairman of the Board

Dated: February 6, 1998

                                      EXHIBIT A







                                        February 2, 1998




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by International Cutlery, Ltd. (copy attached), which we understand was filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report for the month of February, 1998. We agree with the statements concerning our Firm in such Form 8-K/A.

                                   Very truly yours,



                                   /s/ Rothstein, Kass & Company, P.C.
                                   ------------------------------------
                                   Rothstein, Kass & Company, P.C.